SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report: APRIL 30, 2004
                                  -----------
                       (Date of earliest event reported)


                              DATAMEG CORPORATION
                               ------------------
             (Exact name of registrant as specified in its charter)

NEW YORK                         000-12493                13-3134389
----------                       ---------                ----------
(State or Other           (Commission File Number)       (IRS Employer
Jurisdiction of                                         Identification No.)
Corporation)


             P.O. Box 130145, Boston, MA                      02113
        --------------------------------------                -----
      (Address of principal executive offices)              (Zip Code)



                  Registrant's telephone number (617) 875-4892


                                        N/A
                      ------------------------------------
        (Former name and former address, if changed since last report.)



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Item 5. Other Events.

DataMEG Corp (the "Company") issued a press release, dated April 30, 2004 entitled-DataMEG Corp. Obtains Product Manufacturing / Inventory Credit Facility the press release is in its entirety below:


DataMEG Corp. Obtains Product Manufacturing / Inventory Credit Facility


Friday April 30, 1:59 pm ET


BOSTON, April 30 /PRNewswire-FirstCall/- DataMEG Corp. (DTMG:OTCBB) announced today that they have obtained a credit facility to finance the product inventory and manufacturing requirements for North Electric Company, Inc. (NECI). The agreement will fund the manufacture of NECI's Network Assurance Product, based on customer Purchase Orders received by NECI. NECI is a wholly-owned subsidiary of DTMG.

The Company stated that this financing arrangement will provide DataMEG Corp. with financial credibility and operational stability that will create confidence
with its customers.   Any and all purchase orders and receivables will be
covered subject to the terms and conditions of this agreement.Andrew Benson, President DataMEG Corp., stated,"We are pleased to have the long-term financial facility to execute on our projected and anticipated sales orders for NECI's Network Assurance Product. This agreement insures that DataMEG Corp. and NECI will successfully and consistently provide product to its customers, both near term and moving forward"

For further information about this release and the business on-goings at DTMG, contact Rich Kaiser, YES INTERNATIONAL, #800-631-8127.

Except for the historical information contained herein, this press release contains forward-looking statements within the meaning of the Securities and Exchange Act of 1934, as amended, involve a number of risks and uncertainties. These forward-looking statements may be identified by reference to a future period by use of forward-looking terminology such as "expect", "anticipate", "could", "would", "will", and "may" and other words of similar nature. Certain important factors and risks could cause results to differ materially from those anticipated by the statements herein. Such factors and risks include DataMEG's history of net losses and inability to generate operating revenues, the company's need for additional funding, the development of viable products by DataMEG's subsidiaries, Casco Communications and North Electric Company, and the business conditions and growth in the related areas of telecommunications, wireless and digital transmission, and in the economy in general. Other factors include the competitive pressures from the rapid pace of alternative technology advancements and DataMEG's ability to gain market acceptance of its products in development. These and other risks may be detailed from time to time in DataMEG's filings with the Securities and Exchange Commission. Neither DataMEG nor its subsidiaries undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Source: DataMEG, Corp.

                                   SIGNATURE



Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATAMEG CORP. (Registrant)

Date: April 30, 2004

 By: /s/ Andrew Benson
 ----------------------------
 Andrew Benson
 President and Sole Director
 (Principal executive and principal financial officer)